Exhibit 99.1

United States Commodity Funds LLC

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Contents

Page

Report of Independent Registered Public Accounting Firm	F - 1

Statements of Financial Condition	F - 2

Notes to Statements of Financial Condition	F - 3

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Member of

United States Commodity Funds LLC

Opinion on the Financial Statements

We have audited the accompanying statements of financial condition of United States Commodity Funds LLC (the “Company”) as of December 31, 2018 and 2017, and the related notes to these financial statements (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BPM LLP

We have served as the Company’s auditor since 2015.

San Francisco, California
February 28, 2019

F-1

United States Commodity Funds LLC

Statements of Financial Condition

December 31, 2018 and 2017

____________

	2018	2017
ASSETS

Current assets:
Cash and cash equivalents	$4,558,556	$4,071,378
Investments	644,325	184,322
Management fees receivable - related party	1,215,464	1,596,581
Prepaid income taxes	6,576	-
Other current assets	137,854	157,321

Total current assets	6,562,775	6,009,602

Deferred tax assets, net	530,349	752,180
Other assets	13,455	8,558

Total assets	$7,106,579	$6,770,340

LIABILITIES AND MEMBER'S EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,365,849	$1,368,406
Expense waivers payable - related party	388,995	866,316

Total current liabilities	1,754,844	2,234,722

Commitments and contingencies (Note 5)
Member's equity	5,351,735	4,535,618

Total liabilities and member's equity	$7,106,579	$6,770,340

F-2

United States Commodity Funds LLC

Notes to the Financial statements

1.	Business

In May 2005, United States Commodity Funds, LLC (“USCF” or the “Company”), a wholly-owned subsidiary of Wainwright Holdings Inc. (“Wainwright”), was formed as a single member limited liability company in the State of Delaware. On December 9, 2016, Wainwright was acquired by Concierge Technologies, Inc., (“Concierge” or “CNCG”), a public company currently traded on the OTC Markets QB Exchange with majority ownership held by two shareholders who also are majority owners of Wainwright. CNCG will continue to operate USCF as an independent wholly-owned subsidiary of Wainwright. USCF will also maintain its current independent and management director structure. USCF is a registered commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and a member of the National Futures Association (“NFA”) and serves as the General Partner (“General Partner”) for various limited partnerships (“LP”) as noted below.

The Company’s operating activities consist primarily of providing management services to ten active public funds.

The Company is currently the General Partner in the following Securities Act of 1933 LP commodity based index funds, and a Sponsor (“Sponsor”) for the fund series within the United States Commodity Index Funds Trust (“USCIF Trust”) and USCF Funds Trust:

USCF as General Partner for the following Funds:
United States Oil Fund, LP (“USO”)	Organized as a Delaware limited partnership in May 2005
United States Natural Gas Fund, LP (“UNG”)	Organized as a Delaware limited partnership in November 2006
United States Gasoline Fund, LP (“UGA”)	Organized as a Delaware limited partnership in April 2007
United States Diesel Heating Oil Fund, LP (“UHN”)	Organized as a Delaware limited partnership in April 2007, Liquidated September 12, 2018
United States 12 Month Oil Fund, LP (“USL”)	Organized as a Delaware limited partnership in June 2007
United States 12 Month Natural Gas Fund, LP (“UNL”)	Organized as a Delaware limited partnership in June 2007
United States Short Oil Fund, LP (“DNO”)	Organized as a Delaware limited partnership in June 2008; Liquidated September 12, 2018
United States Brent Oil Fund, LP (“BNO”)	Organized as a Delaware limited partnership in September 2009

USCF as fund Sponsor - each a series within the USCIF Trust:
United States Commodity Index Funds Trust (“USCIF Trust”)	A series trust formed in Delaware December 2009
United States Commodity Index Fund (“USCI”)	A commodity pool made public August 2010
United States Copper Index Fund (“CPER”)	A commodity pool made public November 2011
United States Agriculture Index Fund (“USAG”)	A commodity pool made public April 2012; Liquidated September 12, 2018

USCF as fund Sponsor - each a series within the USCF Funds Trust:
USCF Funds Trust	A series trust formed in Delaware March 2016
United States 3x Oil Fund (“USOU”)	A commodity pool made public July 2017
United States 3x Short Oil Fund (“USOD”)	A commodity pool made public July 2017

In addition, USCF is the sponsor of the USCF Funds Trust, with its series, the REX S&P MLP Fund (“RMLP”) and the REX S&P MLP Inverse Fund (“MLPD”), which were in registration and had not commenced operations, filed to withdraw from registration on March 30, 2018. USCF is also the sponsor of the USCIF Trust, with its USCF Canadian Crude Oil Index Fund ("UCCO"), which is currently in registration but has not commenced operations. UCCO filed to withdraw from registration on December 19, 2018. All USCF funds are collectively referred to as the “Funds” hereafter.

F-3

United States Commodity Funds LLC

Notes to the Financial statements

2.	Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying statements of financial condition of the Company have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. The Company places its cash with various high credit quality institutions. At times, the Company maintains cash deposits in excess of the United States Federal Deposit Insurance Corporation coverage of $250,000, but the Company does not expect any losses.

Management Fees Receivable – Related Party

Management fees receivable generally consist of one month of management fees which are collected in the month after they are earned. The Company is the general partner or fund sponsor of various funds for which we earn a management fee.

Management closely monitors receivables and records an allowance for any balances that are determined to be uncollectible. As of December 31, 2018 and 2017, the Company considered all remaining accounts receivable to be fully collectible.

Investments

Management determines the appropriate classification of investments at the time of purchase based upon management’s intent with respect to such investments. Investments consist of equities, futures, and money market funds. Investments are classified as available-for-sale securities. The Company measures the investments at estimated fair value at period end with any changes in estimated fair value reflected as unrealized gains (losses) in the statement of operations. With respect to Accounting Standards Update (“ASU”) 2016-01, we reclassified net after-tax unrealized losses of $212,351 on equity securities as of January 1, 2018 from accumulated other comprehensive income to retained earnings. Beginning January 1, 2018 we are including unrealized gains and losses arising from the changes in the fair values of our equity securities as a component of investment gains and losses in the statement of operations.

The Company’s futures investment relates to its investment in commodity futures contracts entered into with an intermediary bank to offset risk borne by the Company’s affiliate entity, USCF Advisers LLC, which is a subsidiary of the Company’s parent, CNCG, through its investment in the USCF Commodity Strategy Fund, a series within in the USCF Mutual Funds Trust. The USCF Mutual Funds Trust is managed by the Company’s affiliate USCF Advisers LLC. The Company’s futures investment essentially protects against commodity price risk with respect to underlying positions held by the USCF Commodity Strategy Fund. Changes in fair market value are recorded to the Company’s statement of operations. See Note 4, Investments and Fair Value Measurements, for fair value disclosures.

F-4

United States Commodity Funds LLC

Notes to the Financial statements

2.	Summary of Significant Accounting Policies, continued

Revenue Recognition – Related Parties

The Company recognizes revenue under the Funds’ respective Limited Partnership Agreements, as amended from time to time (the “Limited Partnership Agreements”) and the Trust Agreements, as amended from time to time (the “Trust Agreement”). These Agreements provide for fees based upon a percentage of the daily average net asset value of the Funds. The Company is responsible for investing the assets of the Funds in accordance with the objectives and policies of the respective Funds. In addition, the Company has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds and is contractually obligated to pay for these services. The Funds are contractually obligated to pay the Company a management fee, which is paid monthly, based on the average daily net assets of the Funds.

USO pays a management fee of 0.45% (45 basis points) per annum on its average daily net assets. UNG pays a fee equal to 0.60% (60 basis points) per annum on average daily net assets of $1,000,000,000 or less and 0.50% (50 basis points) of average daily net assets that are greater than $1,000,000,000. USL, UGA, UHN, and DNO each pay a fee of 0.60% (60 basis points) per annum on their average daily net assets. From inception through April 30, 2010, the Company has been charging UNL a management fee at a reduced rate of 0.60% (60 basis points) per annum of average daily net assets. Effective May 1, 2010, the Company resumed charging UNL its standard rate of 0.75% (75 basis points) per annum of average daily net assets. The difference of 0.15% (15 basis points) per annum of average daily net assets since inception through April 30, 2010 has been waived by the Company and will not be recouped from UNL. BNO pays a management fee of 0.75% (75 basis points) per annum on its average daily net assets. USOU and USOD each pay a management fee of 0.95% (95 basis points) per annum on its average daily net assets. Effective September 12, 2018 USCF liquidated the fund assets of DNO and UHN and no longer earned any corresponding asset management fees.

Effective January 1, 2016, the Company permanently lowered the management fee to 0.80% (80 basis points) for USCI, 0.65% (65 basis points) for CPER and 0.65% (65 basis points) for USAG, per annum on its average daily net assets. Effective September 12, 2018 USCF liquidated the fund assets of USAG and no longer earned any corresponding asset management fees.

Management fees are recognized in the period earned in accordance with the terms of their respective agreements.

Expense Waivers

The Company has voluntarily agreed to pay certain expenses normally borne by UGA, UHN, DNO, UNL, BNO, CPER, and USAG to the extent such expenses exceed 0.15% (15 basis points) of the respective fund’s average daily net assets, on an annualized basis. The Company has no obligation to continue such payments into subsequent periods. Expense waivers payable totaled $388,995 and $866,316 as of December 31, 2018 and 2017, respectively.

Fund Start-up Expenses

The Company expenses all startup expenses associated with the registration of each fund and the expense is charged to general and administrative expense. Fund startup expenses include costs relating to the initial registration of shares and include, but are not limited to, legal fees pertaining to the initial registration of shares, SEC and FINRA registration fees, initial fees to be listed on an exchange, and other similar costs.

The Funds pay for all brokerage fees, taxes and other expenses, including registration or other fees paid to the SEC, the Financial Industry Regulatory Authority (“FINRA”) formerly the National Association of Securities Dealers, or any other regulatory agency in connection with the offer and sale of subsequent shares after their initial registration and all legal, accounting, printing, and other expenses associated therewith.

F-5

United States Commodity Funds LLC

Notes to the Financial statements

2.	Summary of Significant Accounting Policies, continued

Fair Value Measurements

The Company’s short-term investments are carried at estimated fair value. In determining fair value, the Company follows the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement (“ASC 820”). Under ASC 820, the fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy based on the lowest level input that is significant to the fair value measurement in its entirety:

Level 1 – Quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities, without adjustment.

Level 2 – Quoted prices in markets that are not considered to be active for identical or similar assets or liabilities, quoted prices in active markets of similar assets or liabilities, and inputs other than quoted prices that are observable or can be corroborated by observable market data.

Level 3 – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment.

Short-term investments are valued at the closing price reported on the active market on which the individual securities are traded.

Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company files a federal consolidated income tax return with entities not included on these financials. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases, valuation of net operating losses and tax credit carryforwards, if any.

Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. If necessary, a valuation allowance is recorded to reduce the carrying amounts of deferred tax assets until it is more likely than not that such assets will be realized.

The Company provides for uncertain tax positions using guidance which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of the accounting standard and in subsequent periods. In addition, the accounting standard provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

F-6

United States Commodity Funds LLC

Notes to the Financial statements

2.	Summary of Significant Accounting Policies, continued

Income Taxes, continued

On December 22, 2017, the 2017 Tax Cuts and Jobs Act (“TCJA”) was enacted into law with new legislation containing several key tax provisions which affects the Company including a reduction of the corporate income tax rate to 21% from 34%, effective January 1, 2018, among others. The Company is required to recognize the effect of the tax law changes in the period of enactment, such as re-measuring its U.S. deferred tax assets and liabilities as well as reassessing the net realizability of its deferred tax assets and liabilities.

Concentration of Credit Risk

Concentrations of management fees receivable as of December 31, 2018 and 2017 are as follows:

	December 31, 2018
Fund	Management Fees Receivable

USO	$583,979	48%
USCI	334,497	28%
UNG	180,633	15%
All Others	116,355	9%

Total	$1,215,464	100%

	December 31, 2017
Fund	Management Fees Receivable

USO	$799,623	50%
USCI	326,005	20%
UNG	312,466	20%
All Others	158,487	10%

Total	$1,596,581	100%

Recent Accounting Pronouncements

On January 1, 2018 the Company adopted ASU 2016-01 Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities and Accounting Standards Codification ("ASC") 606 - Revenue from Contracts with Customers ("ASC 606"). A summary of the effects of the adoption of ASU 2016-01 and ASC 606 follows:

	ASU 2016-01	ASC 606	Total
Increase (decrease):
Assets	$-	$-	$-
Liabilities	$-	$-	$-
Accumulated other comprehensive losses	$(212,351)	$-	$(212,351)
Retained earnings	$212,351	$-	$212,351

The above ASU 2016-01 entry reclassifies accumulated losses from changes in short-term investment valuations previously recorded in comprehensive income to retained earnings. ASU 2016-01 requires that unrealized gains and losses arising from changes in market values of our investments in equity securities be recorded in the statements of operations rather than in accumulated other comprehensive income (loss) on the balance sheet. Prior to January 1, 2018 investment gains and losses related to equity securities were reflected on the statements of comprehensive income.

F-7

United States Commodity Funds LLC

Notes to the Financial statements

2.	Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

The Company adopted ASC 606 on January 1, 2018. The Company evaluated the impact of the adoption on its financial statements and determined there was no impact.

No other recently issued accounting pronouncements are expected to have a material impact on the Company’s financial statements.

3.	Investments and Fair Value Measurements

Investments measured at estimated fair value consist of the following as of December 31, 2018 and 2017:

	December 31, 2018
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value
Money market funds	$176	$-	$-	$176
Futures	523,100	119,055	0	642,155
Equities	3,421	-	(1,427)	1,994
Total short-term investments	$526,697	$119,055	$(1,427)	$644,325

	December 31, 2017
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
Money market funds	$96	$-	$-	$96
Futures	395,000	-	(211,912)	183,088
Equities	1,577	-	(439)	1,138
Total short-term investments	$396,673	$-	$(212,351)	$184,322

As of December 31, 2018 and 2017, the Company did not have any investments with gross unrealized losses greater than 12 months on a continuous basis.

F-8

United States Commodity Funds LLC

Notes to the Financial statements

3.	Investments and Fair Value Measurements, continued

The following tables summarize the valuation of the Company’s securities at December 31, 2018 and 2017 using the fair value hierarchy:

	December 31, 2018
	Total	Level 1	Level 2	Level 3
Money market funds	$176	$176	$-	$-
Futures	642,155	-	642,155	-
Other equities	1,994	1,994	-	-

Total	$644,325	$2,170	$642,155	$-

	December 31, 2017
	Total	Level 1	Level 2	Level 3
Money market funds	$96	$96	$-	$-
Futures	183,088	-	183,088	-
Other equities	1,138	1,138	-	-
Total	$184,322	$1,234	$183,088	$-

 During the twelve months ended December 31, 2018 and 2017, there were no transfers between Level 1 and Level 2.

4.	Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) is included in member’s equity on the statements of financial condition. Changes in accumulated other comprehensive income (loss) are as follows:

Balance, December 31, 2016		$(632)

Other comprehensive income (loss) before reclassifications	(211,719)
Amounts reclassified from accumulated other comprehensive income (loss) to earnings	-

Balance, December 31, 2017		(212,351)

Other comprehensive income (loss) before reclassifications	-
Amounts reclassified from accumulated other comprehensive income (loss) to earnings effective January 1, 2018	212,351

Balance, December 31, 2018		$-

F-9

United States Commodity Funds LLC

Notes to the Financial statements

5.	Commitments and Contingencies

Operating Leases

The Company leases office space in Walnut Creek, California under an operating lease, which expires in December 2023.

Future minimum rental payments required under the operating lease, are as follows:

For the year ending December 31:
2019	$149,578
2020	153,881
2021	158,314
2022	162,880
2023	167,583
$792,236

Contingencies

From time to time, the Company is involved in legal proceedings arising mainly from the ordinary course of its business. In management’s opinion, the legal proceedings are not expected to have a material effect on the Company’s financial position or results of operations.

6.	Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company files a federal consolidated income tax return with entities not included on these financials. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. In connection with filing a consolidated federal income tax return, the Company has recorded federal income tax expense and deferred tax assets at the legal entity level as if it was filing its own stand-alone taxes.

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets as of December 31, 2018 and 2017 are as follows:

	2018	2017
Deferred Tax Assets:
Fund start-up costs	$462,325	$730,270
Capital loss carryover	-	12,334
Accruals, reserves and other	68,024	21,910
Gross deferred tax assets	530,349	764,514
Less valuation allowance	-	(12,334)
Total deferred tax assets	$530,349	$752,180

F-10

United States Commodity Funds LLC

Notes to the Financial statements

6.	Income Taxes, continued

The majority of the deferred tax assets relate to startup costs associated with the organization and registration of the Funds for which the Company is a general partner and having paid such costs.

On December 22, 2017, the TCJA (Tax Cut and Jobs Act) was enacted into law, which significantly changes existing U.S. tax law. The reduction of the U.S. federal statutory tax rate from 34% to 21% is effective January 1, 2018.

During the fourth quarter of 2017, the Company remeasured the deferred taxes to reflect the reduced rate that will apply when these deferred taxes are settled or realized in future periods. This write down resulted in a decrease in the deferred tax asset and created tax expense of approximately $403,000 for the year ended December 31, 2017. There was no further adjustment for year ended December 31, 2018.

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which is uncertain. Based upon available objective evidence, management believes it is more likely than not that the net deferred tax assets will be fully realizable. Accordingly, the full amount of the valuation allowance has been released during 2018.

The Company is subject to income taxes in the U.S. federal jurisdiction and various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years 2014 through 2018 will remain open for examination by the federal and state authorities for three and four years, respectively. As of December 31, 2018, there were no active taxing authority examinations.

The Company had unrecognized tax benefits (“UTBs”) of approximately $15,000 for both years ended December 31, 2018 and 2017. The Company will recognize interest and penalties, when they occur, related to uncertain tax provisions as a component of tax expense. There is no interest or penalties to be recognized for the years ended December 31, 2018 and 2017. The Company does not expect its UTBs to change significantly over the next 12 months.

7.	Related Party Transactions

Management fees receivable, totaling $1,215,464 and $1,596,581 as of December 31, 2018 and 2017, respectively, were owed from these relate parties. Waivers payable, totaling $388,995 and $866,316 as of December 31, 2018 and 2017, respectively, were owed to these related parties.

During the years ended December 31, 2018 and 2017, the Company paid $2,300,000 and $6,600,000, respectively, in distributions to its member Wainwright.

The Company files a federal consolidated income tax return with entities not included on these financials. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The Company’s taxes are computed as if it files on a stand-alone basis (see Note 6).

8.	Subsequent Events

The Company evaluated subsequent events for recognition and disclosure through February 28, 2018, the date the statements of financial condition were issued or filed. Nothing has occurred outside normal operations since that required recognition or disclosure in these statements of financial condition other than the items noted below.

On February 14, 2019, the Company approved a $1,300,000 dividend to Wainwright and was paid by February 21, 2019.

F-11